Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2019
Web Game Business [Member]
Disposal Groups, Including Discontinued Operations

Results of the discontinued operation

USD (In thousands)	2017	2018
Revenues, net of rebates and discounts	11,428	656
Business taxes and surcharges	(27)	(1)
Net revenues	11,401	655
Cost of revenues	(522)	(16)
Gross profit	10,879	639
Operating expenses
Research and development expenses	(2,217)	(419)
Sales and marketing expenses	(1,025)	(63)
General and administrative expenses	(99)	(18)
Total operating expenses	(3,341)	(500)
Operating income	7,538	139
Gain on disposal of web game	—	1,394
Income tax expenses	(1,131)	(230)
Income from discontinued operations	6,407	1,303

Cash flows generated from the discontinued operation

USD (In thousands)	2017	2018
Net cash generated from operating activities	5,585	1,065
Net cash used in investing activities	(13)	—
Net cash flow for the year	5,572	1,065